Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 26, 2012, is among ALLIED MOTION TECHNOLOGIES INC., a Colorado corporation (the “US Borrower”), ALLIED MOTION TECHNOLOGIES B.V., a Dutch Closed Company with Limited Liability (the “EUR Borrower,” and together with the US Borrower, the “Borrowers”), the Lenders under the Credit Agreement (as defined below), JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement, and J.P. MORGAN EUROPE LIMITED, as EUR Agent (the “EUR Agent,” and together with the Administrative Agent, the “Agents”) under the Credit Agreement.  Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement.

RECITALS

A.                                    The Borrowers, the Lenders, the Administrative Agent and the EUR Agent are parties to that certain Credit Agreement, dated as of May 7, 2007, as amended by that certain Waiver and First Amendment to Credit Agreement, dated as of August 3, 2009, that certain Second Amendment to Credit Agreement, dated as of July 30, 2010, that certain Third Amendment to Credit Agreement, dated as of October 26, 2010, that certain Fourth Amendment to Credit Agreement, dated as of March 28, 2011, that certain Fifth Amendment to Credit Agreement, dated as of August 3, 2011, and that certain Sixth Amendment to Credit Agreement, dated as of April 20, 2012 (as so amended, the “Credit Agreement”).

B.                                    The Parties desire to amend the terms and conditions of the Credit Agreement subject to and as more fully set forth in this Amendment.

AGREEMENT

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agents agree as follows:

1.                                      Amendments to Credit Agreement.  Effective as of the Seventh Amendment Effective Date (as defined below), and upon the terms and subject to the conditions set forth in this Amendment, the Credit Agreement is hereby amended as follows:

(a)                                 The definition of “Revolving Loan Maturity Date” is deleted in its entirety and substituted therefor is the following:

“Revolving Loan Maturity Date” means the earliest of (a) October 26, 2014, and (b) any date on which the Total Revolving Loan Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof or the Revolving Loans shall have become due and payable in accordance with the terms hereof.

(b)                                 Schedule 3.01 of the Credit Agreement is hereby deleted in its entirety, and substituted therefor is Schedule 3.01 attached to this Amendment.

2.                                      Other Agreements.

(a)                                 The Borrowers, Lenders and Agents agree that all of the Loan Documents are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

(b)                                 All references in any document to “Credit Agreement” or any “Loan Document” shall refer to the Credit Agreement or any such Loan Document, as amended pursuant to this Amendment.

3.                                      Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the date that all such conditions are satisfied, the “Seventh Amendment Effective Date”):

(a)                                 The Agents shall have received:

(i)                                     from each party hereto a counterpart of this Amendment signed on behalf of such party; and

(ii)                                  such other documents, certificates and instruments as the Agents or any Lender or its counsel may have reasonably requested, such documents, certificates and instruments to be satisfactory to the Agents, the Lenders and their counsel in all respects in their sole discretion.

(b)                                 All governmental and third party approvals necessary or, in the discretion of the Lenders, advisable in connection with the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

(c)                                  The Agents and the Lenders shall have received all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel) required to be reimbursed or paid by the Borrowers or any other Loan Party hereunder or under any separate agreements.

4.                                      Representations, Warranties and Covenants.  The Borrowers hereby certify to the Lenders that as of the date of this Amendment and as of the Seventh Amendment Effective Date (after giving effect to this Amendment and the transactions contemplated hereby) all of the Borrowers’ representations and warranties contained in the Credit Agreement and each of the Loan Documents are true, accurate and complete, and no “Default” or “Event of Default” exists under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, each Borrower represents and warrants that (i) the execution and delivery of this Amendment has been authorized by all necessary action on the part of such Borrower, (ii) the person executing this Amendment on behalf of such Borrower is duly

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authorized to do so, and (iii) this Amendment constitutes the legal, valid, binding and enforceable obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.                                      Additional Documents.  Borrowers shall execute and deliver, and shall cause to be executed and delivered, to the Agents or the Lenders at any time and from time to time such documents and instruments, including without limitation additional amendments to the Credit Agreement and the Loan Documents, as the Agents or the Lenders may reasonably request to confirm and carry out the transactions contemplated hereby or by any other Loan Documents executed in connection herewith.

6.                                      Continuation of the Credit Agreement and Loan Documents.  Except as specified in this Amendment, the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Credit Agreement or the Loan Documents, the terms of this Amendment shall control.  This Amendment is a Loan Document.

7.                                      Ratification and Reaffirmation of Obligations by Borrower.  Each Borrower hereby (a) ratifies and confirms all of its Obligations under the Credit Agreement and each of the other Loan Documents, and acknowledges and agrees that such Obligations remain in full force and effect, and (b) ratifies, reaffirms and reapproves in favor of the Agents and each Lender, as applicable, the terms and provisions of the Credit Agreement and each of the other Loan Documents, including (without limitation), its pledges and other grants of Liens and security interests pursuant to the Collateral Documents.

8.                                      Release and Indemnification.

(a)                                 Each Borrower and each Guarantor hereby fully, finally, and forever releases and discharges the Agents and each Lender, and their respective successors, assigns, directors, officers, employees, agents and representatives, from any and all causes of action, claims, debts, demands and liabilities, of whatever kind or nature, in law or equity, of any Borrower or any Guarantor, whether now known or unknown to any Borrower or any Guarantor in respect of (a) the Obligations under the Credit Agreement and each of the other Loan Documents or (b) the actions or omissions of any Agent or any Lender in any manner related to the Obligations under the Credit Agreement and each of the other Loan Documents; provided that this Section shall only apply to and be effective with respect to events or circumstances existing or occurring prior to and including the date of this Amendment.

(b)                                 Without limiting Section 9.03 of the Credit Agreement, each Borrower and each Guarantor hereby agrees to indemnify, defend, and hold harmless each and all of the Agents and Lenders (each an “Indemnified Party” and collectively the “Indemnified Parties”) from and against any and all accounts, covenants, agreements, obligations, claims, debts, liabilities, offsets, demands, costs, expenses, actions or causes of action of every nature, character and description, whether arising at law or equity or under statute, regulation or otherwise, and

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whether liquidated or unliquidated, contingent or noncontingent, known or unknown, suspected or unsuspected (“Claims”), arising from or made under any legal theory, which any of Indemnified Parties may incur as a direct or indirect consequence of or in relation to any acts or omissions of any Borrower or any Guarantor arising from or relating to any of: (i) the Loan Documents; (ii) this Amendment; or (iii) any documents executed by any Borrower or any Guarantor in connection with this Amendment.  Should any Indemnified Party incur any such Claims, or defense of or response to any Claims or demand related thereto, the amount thereof, including costs, expenses and attorneys’ fees, shall be added to the amounts due under the Loan Documents, and shall be secured by any and all liens created under and pursuant to the Loan Documents.  This indemnity shall survive until the Obligations have been indefeasibly paid in full and the termination, release or discharge of any Borrower and any Guarantor.  To the extent permissible under applicable law, this indemnity shall not limit any other rights of indemnification, subrogation or assignment, whether explicit, implied, legal or equitable, that any Indemnified Party may have; provided that no Indemnified Party shall have the right to indemnification to the extent that a Claim arises out of the Indemnified Party’s gross negligence or willful misconduct.

9.                                      Miscellaneous.

(a)                                 THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF COLORADO, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

(b)                                 All representations and warranties made in this Amendment, the Credit Agreement or any Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other related Loan Documents, and no investigation by the Agents or any Lender or any closing shall affect the representations and warranties or the right of the Agents or any Lender to rely upon them.

(c)                                  This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)                                 This Amendment, the Credit Agreement, the other Loan Documents, and all other instruments, documents and agreements executed and delivered in connection with this Amendment, the Credit Agreement and the other Loan Documents, embody the final, entire agreement among the parties hereto with respect to the subject matter hereof.  There are no oral agreements among the parties hereto.  This Amendment may not be amended or modified orally, but only by a written agreement meeting the requirements of Section 9.02 of the Credit Agreement.

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(e)                                  The section headings herein are for convenience only and shall not affect the construction hereof.

(f)                                   Other than as expressly stated herein, this Amendment and the amendments set forth herein do not constitute a waiver by Lenders and Agents of Borrower’s or any other Loan Party’s compliance with any covenants, or a waiver of any Defaults or Events of Default, under the Credit Agreement or any of the Loan Documents, and shall not entitle the Borrowers or any other Loan Party to any similar or other amendments in the future.  Without limiting the foregoing, except as specifically set forth herein, Lenders and Agents continue to reserve all rights and remedies available to Lenders and Agent under the Credit Agreement and the Loan Documents, under law (including without limitation Article 9 of the Uniform Commercial Code) and at equity.

(g)                                  In case any provision of or obligation under this Amendment shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agents have executed this Seventh Amendment to Credit Agreement as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC., as US Borrower

By:
Name:
Title:

ALLIED MOTION TECHNOLOGIES B.V., as EUR Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:

J.P. MORGAN EUROPE LIMITED, as EUR Agent

By:
Name:
Title:

[Signature Page to Seventh Amendment to Credit Agreement]

ACKNOWLEDGMENT AND CONSENT BY GUARANTORS:

Each of the undersigned hereby (i) acknowledges the accuracy of the Recitals in the foregoing Amendment, (ii) consents to the modification of the Credit Agreement and the other Loan Documents and to all other matters in the foregoing Amendment, (iii) reaffirms the respective Guaranty Agreement executed by the undersigned and any other agreements, documents and instruments securing or otherwise related thereto (collectively, the “Guarantor Documents”), (iv) acknowledges that the Guarantor Documents continue in full force and effect, remain unchanged, are valid, binding and enforceable in accordance with their respective terms and guaranty or secure, as the case may be, the Obligations under the Credit Agreement, (v) agrees that all references, if any, in the Guarantor Documents to the Credit Agreement and the other Loan Documents are modified to refer to those documents as modified by the Amendment, and (vi) agrees to be bound by the release of the Agents and the Lenders as set forth in the Amendment.  The undersigned Guarantors hereby certify to the Lenders that, as of the date of the Amendment and as of the Effective Date (after giving effect to the Amendment), all of the Guarantors’ representations and warranties contained in each of the Loan Documents are true, accurate and complete, and no “Default” or “Event of Default” exists under (and as defined in) the Credit Agreement or any of the Loan Documents.  Without limiting the generality of the foregoing, each Guarantor represents and warrants that (i) the execution and delivery of this Acknowledgement and Consent by Guarantors has been authorized by all necessary action on the part of such Guarantor, (ii) the person executing this Acknowledgement and Consent by Guarantors on behalf of such Guarantor is duly authorized to do so, and (iii) this Acknowledgement and Consent by Guarantors constitutes the legal, valid, binding and enforceable obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  All capitalized terms above not otherwise defined have the meanings given them in the foregoing Amendment.

ALLIED MOTION CONTROL CORPORATION

By:
Name:
Title:

COMPUTER OPTICAL PRODUCTS, INC.

By:
Name:
Title:

[Seventh Amendment to Credit Agreement (Acknowledgment and Consent by Guarantors)]

EMOTEQ CORPORATION

By:
Name:
Title:

MOTOR PRODUCTS CORPORATION

By:
Name:
Title:

AMOT I, INC.

By:
Name:
Title:

AMOT II, INC.

By:
Name:
Title:

AMOT III, INC.

By:
Name:
Title:

STATURE ELECTRIC, INC.

By:
Name:
Title:

[Seventh Amendment to Credit Agreement (Acknowledgment and Consent by Guarantors)]

PRECISION MOTOR TECHNOLOGY B.V.

By:
Name:
Title:

ÖSTERGRENS ELMOTOR AB

By:
Name:
Title:

[Seventh Amendment to Credit Agreement (Acknowledgment and Consent by Guarantors)]

SCHEDULE 3.01

SUBSIDIARIES

[See attached]